UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2008
MSC Industrial Direct Co., Inc.
(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 812-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On April 1, 2008, the Registrant entered into a Fifth Amendment of Lease Agreement (the “Lease Agreement”), by and between Mitchmar Atlanta Properties, Inc. as landlord (the “Landlord”) and Sid Tool Co., Inc., a wholly-owned subsidiary of the Registrant, as tenant (“Sid Tool”), with respect to the Registrant’s Atlanta Customer Fulfillment Center.  The Landlord is owned and controlled by the Registrant’s principal shareholders, Mitchell Jacobson (the Chairman of the Board of the Registrant) and Marjorie Gershwind (Mr. Jacobson’s sister), and is an affiliate of the Registrant.  Based on local market terms and data compiled by an independent real estate consultant, the Company believes this transaction to be on arm’s length terms.

Pursuant to the Lease Agreement, the leased premises have been expanded by approximately 172,000 square feet.  Certain construction costs of approximately $5.4 million will be paid by the Landlord.  The term of the lease has been extended to the year 2030.  Sid Tool will make monthly payments of approximately $185,500 until July 2009.  Monthly payments thereafter will increase pursuant to Schedule B of the Lease Agreement on July 1 of each subsequent year. All other material terms of the Lease Agreement remain unchanged.  A copy of the Fifth Amendment of Lease Agreement, as well as the original Agreement of Lease and the first four amendments to the Agreement of Lease, are attached hereto as Exhibits 10.1 through 10.6 and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)      Exhibits:

10.1    Agreement of Lease, dated as of July 13, 1989, by and between Mitchmar Atlanta Properties, Inc. and Sid Tool Co., Inc.

10.2    First Amendment to Lease, dated as of August 10, 1996, by and between Mitchmar Atlanta Properties, Inc. and Sid Tool Co., Inc.

10.3    Second Amendment to Lease, dated as of May 7, 2003, by and between Mitchmar Atlanta Properties, Inc. and Sid Tool Co., Inc.

10.4    Third Amendment to Lease Agreement, dated as of November 11, 2003, by and between Mitchmar Atlanta Properties, Inc. and Sid Tool Co., Inc.

10.5    Fourth Amendment of Lease Agreement, dated as of March 17, 2007, by and between Mitchmar Atlanta Properties, Inc. and Sid Tool Co., Inc.

10.6    Fifth Amendment of Lease Agreement, dated as of March 25, 2008, by and between Mitchmar Atlanta Properties, Inc. and Sid Tool Co., Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                MSC Industrial Direct Co., Inc.

Date:  April 4, 2008                                                                                                By: /s/ Shelley M. Boxer
                Name: Shelley M. Boxer
                 Title:   Vice President, Finance